T 732.544.5544  F 732.544.5404   25 Christopher Way, Eatontown, NJ 07724
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                                                                 www.qmedinc.com

                                                                   [QMed's Logo]


NEWS RELEASE
------------


Contact:  Robert Mosby, QMed, Inc. - 732-544-5544 x1107


QMed, Inc. Reports First Quarter Results
--------------------------------------------------------------------------------

Eatontown, New Jersey, April 10, 2006 - QMed, Inc. (NASDAQ Symbol: QMED) today announced financial results for the first quarter ending February 28, 2006. Revenue for the three-month period decreased to $3,182,623, down approximately 33% from $4,755,486 in the prior year's quarter. Net loss for the quarter was $(2,432,196) or ($.14) per share, compared to net income of $874,803 or $.06 per share, $.05 per share on a diluted basis, for the same period a year ago. The first quarter results include a share-based employee compensation expense of approximately $443,000 related to the adoption of SFAS No. 123R on December 1, 2005.

The net loss for the period, inclusive of the share-based employee compensation expense, is attributable to the Company's segments in the following manner: (i) approximately $920,000 in QMedCare, the subsidiary engaged in Medicare Advantage Special Needs Plans (SNP). This loss is a result of implementation and development costs of the SNP projects and includes approximately $104,000 of costs associated with the New Jersey project. The South Dakota SNP program generated revenue in the first two months of operation of approximately $125,000; (ii) approximately $498,000 in development expenses in the weight and obesity management programs of the Health e Monitoring subsidiary; and (iii) approximately $1,000,000 in losses in the disease management programs as a result of a reduction in revenue associated with previously announced terminated contracts.

Michael W. Cox, QMed president and CEO said, "First quarter results reflect ongoing and accelerated costs as we ramped up our QMedCare South Dakota Medicare Special Needs Plan, prepared and negotiated our four recently announced SNP filings, and funded continued development costs for Health e Monitoring. We have previously indicated that 2006 is an important development year, as we accelerate our transition into these new large-scale markets, investing in our people, systems and marketing. This will include regulatory and implementation work on the four SNPs that we have applied for: one for New Jersey, two for Florida and an expansion in South Dakota. In support of these offerings, we are seeking all regulatory approvals needed for January 2007 implementations. They clearly represent opportunity well beyond that in South Dakota alone, and we are optimistic for approvals."

"We are just now seeing preliminary results in the enrollment process for our South Dakota SNP," he continued. "Widely reported turbulence and confusion over the Medicare Part D drug benefit has been real, and our introduction, while steady, has been slower than anticipated because of it. We are creating a brand name, attracting enrollees and caregivers from the community at large, and engaging physicians and pharmacists. Based on our experience to date, we continue to regard this initial QMedCare market as attractive and it clearly reinforces our optimism for SNPs in other states in 2007 and beyond."

Cox added, "We believe that as an SNP, in addition to providing a much needed option for Medicare beneficiaries, we have important ongoing competitive advantages that should emerge before mid-year on an annual basis that will support enrollment growth. They include a full twelve months of marketing and enrollment as against traditional Medicare Advantage and Medicare Part D Prescription Drug Benefit Plans that are restricted to periods ending on May 15 in 2006, and on March 31 thereafter. It should be noted that there is at least some possibility that the Part D period will be extended, but at this point it is uncertain."

T 732.544.5544  F 732.544.5404   25 Christopher Way, Eatontown, NJ 07724
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                                                                 www.qmedinc.com

                                                                   [QMed's Logo]


NEWS RELEASE
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4/10/06 - Page 2 of 4


"Our prescription drug benefit, already the most generous benefit available in South Dakota, when coupled with this advantageous enrollment period, could become a more important marketing lever as mid-year approaches, since at that time, many seniors who will have previously enrolled in other Part D programs will enter the so-called "donut hole", only to find that their expenses will have risen beyond what they expected. They would have the option then to disenroll from their first selected programs in order to enroll into our richer plan."

"Health e Monitoring has generated strong interest from several diverse and prominent organizations, not limited to health plans. We believe this subsidiary will contribute to our Company this year, while providing it with further diversification," Cox concluded.

About QMed, Inc.
QMed provides evidence-based clinical information management systems around the country to its health plan customers. The system incorporates Disease Management services to patients and decision support to physicians. The Company's QMedCare subsidiary specializes in serving high-risk populations of Medicare beneficiaries with its first project commencing in South Dakota in January 2006. Health e Monitoring is QMed's subsidiary offering weight, obesity and health promotion programs. The Company has been selected in two Demonstrations in the vast Medicare fee-for-service program. More information on QMed, Inc. can be obtained at www.qmedinc.com, by calling (732) 544-5544 or by emailing investor@qmedinc.com.

T 732.544.5544  F 732.544.5404   25 Christopher Way, Eatontown, NJ 07724
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                                                                 www.qmedinc.com

                                                                   [QMed's Logo]


NEWS RELEASE
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4/10/06 - Page 3 of 4

                                          QMED, INC. AND SUBSIDIARIES
                                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                                                               February 28,         November 30,
                                                                                   2006                 2005
                                                                             ---------------      ---------------
ASSETS                                                                          (unaudited)
Current assets
Cash and cash equivalents                                                    $     4,790,444      $     4,051,046
Restricted cash                                                                      250,000                    -
Investments                                                                       16,713,397           19,348,503
Accounts receivable, net of allowances of  $39,497 and $76,518,
  respectively                                                                     2,808,847            3,377,495
Inventory, net of reserve                                                             31,927               30,887
Prepaid expenses and other current assets                                            379,173              411,608
                                                                             ---------------      ---------------
                                                                                  24,973,788           27,219,539

Property and equipment, net of accumulated depreciation                            1,001,812            1,058,295
Product software development costs, net                                            1,315,482            1,161,083
Accounts receivable, non-current                                                     472,670              271,809
Acquired intangibles, net                                                            751,577              795,848
Other assets                                                                         126,666              128,794
Investment in joint ventures                                                          34,207               37,998
                                                                             ---------------      ---------------
                                                                             $    28,676,202      $    30,673,366
                                                                             ===============      ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses                                        $     1,434,079      $     1,577,385
Medical claims reserve                                                                65,390                    -
Leases payable, current portion                                                      141,609              146,483
Accrued salaries and commissions                                                     459,580              721,792
Fees reimbursable to health plans                                                     24,665               39,000
Contract billings in excess of revenues                                              916,198              744,743
Deferred warranty revenue                                                              9,279               12,253
Income taxes payable                                                                       -               62,610
                                                                             ---------------      ---------------
                                                                                   3,050,800            3,304,266

Leases payable - long term                                                            44,764               76,005
Contract billings in excess of revenue, long term                                    472,670              271,809
                                                                             ---------------      ---------------
                                                                                   3,568,234            3,652,080

Commitments and Contingencies                                                              -                    -
Stockholders' equity
   Common stock $.001 par value; 40,000,000 shares authorized;
     16,814,193 and 16,804,846 shares issued and 16,792,193 and
     16,782,846 outstanding, respectively                                             16,814               16,805
Paid-in capital                                                                   51,729,431           51,219,617
Accumulated deficit                                                              (26,550,668)         (24,118,472)
Accumulated other comprehensive loss
  Unrealized loss on securities available for sale                                   (11,984)             (21,039)
                                                                             ---------------      ---------------
                                                                                  25,183,593           27,096,911

Less treasury stock at cost, 22,000 common shares                                    (75,625)             (75,625)
                                                                             ---------------      ---------------
Total stockholders' equity                                                        25,107,968           27,021,286
                                                                             ---------------      ---------------
                                                                             $    28,676,202      $    30,673,366
                                                                             ===============      ===============

T 732.544.5544  F 732.544.5404   25 Christopher Way, Eatontown, NJ 07724
--------------------------------------------------------------------------------
                                                                 www.qmedinc.com

                                                                   [QMed's Logo]


NEWS RELEASE
------------
4/10/06 - Page 4 of 4

                                           QMED, INC. AND SUBSIDIARIES
                                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                   (Unaudited)

                                                                        For the Three             For the Three
                                                                         Months Ended              Months Ended
                                                                      February 28, 2006         February 28, 2005
                                                                  -----------------------   -----------------------
Revenue                                                           $             3,182,623   $             4,755,486

Cost of revenue                                                                 1,898,889                 1,821,486
                                                                  -----------------------   -----------------------

Gross profit                                                                    1,283,734                 2,934,000

Selling, general and administrative expenses                                    3,474,088                 1,698,792
Research and development expenses                                                 451,332                   268,026
                                                                  -----------------------   -----------------------

(Loss) income from operations                                                 (2,641,686)                   967,182

Interest expense                                                                   (5,849)                   (7,002)
Interest income                                                                   185,960                    41,160
Loss in operations of joint venture                                               (19,760)                  (70,885)
Other income                                                                            -                     1,748
                                                                  -----------------------   -----------------------
(Loss) income before income tax provision                                      (2,481,335)                  932,203

Benefit from (provision for) income taxes                                          49,139                   (57,400)
                                                                  -----------------------   -----------------------

Net (loss) income                                                 $            (2,432,196)  $               874,803
                                                                  =======================   =======================

Basic (loss) earnings per share
   Weighted average shares outstanding                                         16,786,323                15,837,577
                                                                  =======================   =======================

   Basic (loss) earnings per share                                $                 (0.14)  $                   .06
                                                                  =======================   =======================

Diluted (loss) earnings per share
   Weighted average shares outstanding                                         16,786,323                17,972,943
                                                                  =======================   =======================

   Diluted (loss) earnings per share                              $                 (0.14)  $                   .05
                                                                  =======================   =======================

Except for historical information contained herein, matters discussed in this news release are forward-looking statements that involve risks and uncertainties. They include but are not limited to those relating to the timely implementation of programs, the impact of competitive product introductions, acceptance and pricing, and those risks detailed in the Company's filings with the Securities and Exchange Commission (SEC). Actual results may differ materially from any forward-looking statements due to these risks and uncertainties.

                                      # # #